                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event Reported): May 10, 2000


                                   RETEK INC.
     ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


    Delaware                    0-28121                        51-0392671
----------------        ------------------------        ------------------------
(State or Other         (Commission File Number)           (I.R.S. Employer
Jurisdiction of                                         Identification Number)
Incorporation)


                                  Midwest Plaza
                          801 Nicollet Mall, 11th Floor
                              Minneapolis, MN 55402
                                 (612) 630-5700
     ----------------------------------------------------------------------
        (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

    The undersigned Registrant hereby amends the following item of its Current Report on Form 8-K filed May 25, 2000, for the event of May 10, 2000.


ITEM 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)      Financial Statements of Businesses Acquired.

             Included herein as Exhibit 99.1 to this Current Report on Form 8-K/A are the balance sheet of HighTouch Technologies, Inc. as of December 21, 1999 and the related statements of operations, stockholders' deficiency and cash flows for the period from April 1, 1999 to December 21, 1999.

             Included herein as Exhibit 99.2 to this Current Report on Form 8-K/A are the balance sheet of HighTouch Technologies, Inc. as of March 31, 2000 and the related statements of operations, stockholder's equity and cash flows for the period from December 22, 1999 to March 31, 2000.

    (b)      Pro Forma Financial Information.

             The following documents appear as Exhibit 99.3 to this Current Report on Form 8-K/A:

             (1) Unaudited pro forma condensed consolidated balance sheet of
                 Retek Inc., as of March 31, 2000;

             (2) Unaudited pro forma condensed consolidated statement of income of Retek Inc., for the year ended December 31, 1999;

             (3) Unaudited pro forma condensed consolidated statement of income of Retek Inc., for the quarter ended March 31, 2000;

             (4) Notes to unaudited pro forma condensed consolidated financial information.

    (c)      Exhibits.

             2.01* Agreement and Plan of Merger dated as of April 17, 2000, among Retek Inc., HT Acquisition, Inc., HighTouch Technologies, Inc. and Kipling Investments Labuan Limited.

             99.1 Audited Financial Statements of HighTouch Technologies, Inc. as of December 21, 1999 and for the period from April 1, 1999 to December 21, 1999;

             99.2 Audited Financial Statements of HighTouch Technologies, Inc. as of March 31, 2000 and for the period from December 22, 1999 to March 31, 2000.

             99.3 Unaudited Pro Forma Condensed Consolidated Financial Information.

* Incorporated by reference to Exhibit 2.01 to the Registrant's Current Report on Form 8-K filed May 25, 2000.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   RETEK INC.


DATE:  July 25, 2000               By: /s/ Greg Effertz
                                       -----------------------------------------
                                       Greg Effertz
                                       Vice President, Finance & Administration,
                                       Chief Financial Officer, Treasurer and
                                       Secretary

                                INDEX TO EXHIBITS


   Exhibit                          Description

    2.01* Agreement and Plan of Merger dated as of April 17, 2000, among Retek Inc., HT Acquisition, Inc., HighTouch
               Technologies, Inc. and Kipling Investments Labuan Limited
    23.1       Consent of PricewaterhouseCoopers LLP
    99.1       Audited Financial Statements of HighTouch Technologies,
               Inc. as of December 21, 1999 and for the period from April 1, 1999 to December 21, 1999.
    99.2 Audited Financial Statements of HighTouch Technologies, Inc. as of March 31, 2000 and for the period from December 22, 1999 to March 31, 2000.
    99.3       Unaudited Pro Forma Condensed Consolidated Financial
               Information.

* Incorporated by reference to Exhibit 2.01 to the Registrant's Current Report on Form 8-K filed May 25, 2000.